AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED MARCH 2, 2015

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2015

AMERICAN INDEPENDENCE MAR TACTICAL MODERATE GROWTH FUND

 (TICKER SYMBOL:  MGZCX, MGZRX)

This supplement to the Summary Prospectus dated March 1, 2015, for the American Independence Funds Trust II, updates certain information in the Summary Prospectus with respect to the Class C and Class R shares of the American Independence MAR Tactical Moderate Growth Fund (the “Fund”), a series of the Trust.

Effective February 10, 2015, please be advised that American Independence Financial Services, LLC has recommended, and the Board of Trustees of the Fund has approved, the temporary suspension of the offering of Class C shares of the Fund until further notice.

Please be advised that the Class R shares for the Fund are currently not available for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE